SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

and Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

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☐	Definitive Information Statement

Gulfport Energy Corporation

(Name of Registrant as Specified in Its Charter)

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GULFPORT ENERGY CORPORATION

14313 N. MAY AVENUE, SUITE 100

OKLAHOMA CITY, OKLAHOMA 73134

NOTICE OF ACTION WITHOUT A MEETING

To the Stockholders of Gulfport Energy Corporation:

This Information Statement is being furnished on or about January     , 2006 by Gulfport Energy Corporation, a Delaware corporation (the “Company”), to holders of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), as of the close of business on (i) September 9, 2005 (the “First Record Date”) and (ii) November 30, 2005 (the “Second Record Date”), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is:

(1)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of the close of business on the First Record Date approving Amendment No. 1 (the “Plan Amendment”) to the Company’s 2005 Stock Incentive Plan (the “Plan”), the form of which is attached hereto as Exhibit A;

(2)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of the close of business on the Second Record Date approving an amendment, the form of which is attached hereto as Exhibit B, to the Company’s Restated Certificate of Incorporation increasing the total number of shares of capital stock that the Company is authorized to issue from 40,000,000 to 60,000,000 and increasing the maximum authorized number of shares of Common Stock from 35,000,000 to 55,000,000 shares (the “Charter Amendment”); and

(3)	to serve as notice of the foregoing actions in accordance with Section 228(e) of the Delaware General Corporation Law.

The close of business on September 9, 2005 and on November 30, 2005 is the record date for the determination of the holders of Common Stock entitled to receive this Information Statement with respect to the action by written consent approving the Plan Amendment and the Charter Amendment, respectively. The Company had (i) 31,946,306 shares of Common Stock issued and outstanding as of the close of business on the First Record Date and (ii) 32,032,861 shares of Common Stock issued and outstanding as of the close of business on the Second Record Date. Each share of Common Stock entitles the holder thereof to one vote on the matter submitted to the common stockholders. .

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the close of business on the First Record Date and the Second Record Date is required to approve the Plan Amendment and the Charter Amendment, respectively. On October 18, 2005, in accordance with Delaware law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Plan Amendment. On December 22, 2005, in accordance with Delaware law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Charter Amendment. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The approximate date on which this Information Statement is being sent by the Company to the holders of Common Stock as of the close of business on the Record Dates is January     , 2006.

Sincerely,

James D. Palm
January , 2006	Chief Executive Officer

GULFPORT ENERGY CORPORATION, INC.

14313 N. MAY AVENUE, SUITE 100

OKLAHOMA CITY, OKLAHOMA 73134

INFORMATION STATEMENT

Background

This Information Statement is being furnished on or about January     , 2006 by the Company to holders of Common Stock as of the close of business on the First Record Date and Second Record Date pursuant to Rule 14c-2 under the Securities Exchange Act. The purpose of this Information Statement is:

(1)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of the close of business on the First Record Date approving the Plan Amendment;

(2)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of the close of business on the Second Record Date approving the Charter Amendment; and

(3)	to serve as notice of the foregoing action in accordance with Section 228(e) of the Delaware General Corporation Law.

Section 228(a) of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. The Company’s Restated Certificate of Incorporation contains no provision or language in any way limiting the right of the stockholders to take action by written consent.

On October 18, 2005, holders of more than a majority of the outstanding shares of Common Stock executed a written consent approving the Plan Amendment. This consent was executed following approval of the Plan Amendment by the Company’s board of directors on September 9, 2005. On December 22, 2005, holders of more than a majority of the outstanding shares of Common Stock executed a written consent approving the Charter Amendment. This consent was executed following approval of the Charter Amendment by the Company’s board of directors on November 30, 2005. Because the actions have been approved by the holders of the requisite number of outstanding shares of Common Stock that are entitled to cast votes, no other stockholder approval of these actions is necessary. This Information Statement will also serve as notice of actions taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law. No further notice of the actions described herein will be given to you.

This Information Statement is provided to the Company’s stockholders for informational purposes only, and you need not take any further action in connection with this Information Statement. The Company will bear all costs of preparing and delivering this Information Statement.

Outstanding Shares and Voting Rights

Pursuant to the Company’s Restated Certificate of Incorporation, the Company currently has authorized the issuance of 35,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of which the Company has designated 30,000 shares as Series A Preferred Stock. As of the close of business on the First Record Date, the Company had 31,946,306 shares of Common Stock issued and outstanding and no shares of Series A Preferred Stock issued and outstanding. As of the close of business on the Second Record Date, the Company had 32,032,861 shares of Common Stock issued and outstanding and no shares of Series A Preferred Stock issued and outstanding. Each share of Common Stock outstanding as of the close of business on the applicable record date is entitled to one vote on the matter submitted to a vote of the common stockholders.

This Information Statement is being mailed on or about January     , 2006 to the holders of record of Common Stock as of the close of business on the First Record Date and the Second Record Date which are September 9, 2005 and November 30, 2005, respectively. Section 213(b) of the Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to Section 228 of the Delaware General Corporation Law. Pursuant to Section 213(b), on September 9, 2005, the Company’s board of directors approved the Plan Amendment and on November 30, 2005, the Company’s board of directors approved the Charter Amendment and, therefore, holders of record of the Common Stock as of the close of business on the First Record Date and Second Record Date were entitled to consent to the actions described in this Information Statement.

The October 18, 2005 and December 22, 2005 written consents of common stockholders referenced above and described in this Information Statement were each executed by stockholders holding over 61% of the shares of Common Stock eligible to vote on those matters on those dates. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Plan participants may not exercise any options issued under the Plan Amendment and will not file the Charter Amendment with the Secretary of State of the State of Delaware until at least 20 days after the mailing of this Information Statement, or on or about February     , 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

ON THE FIRST RECORD DATE

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the First Record Date by (1) each director, (2) each named executive officer, (3) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (4) all directors and executive officers as a group.

	Beneficial Ownership (2)
Name and Address of Beneficial Owner (1)	Shares	Percentage

Charles E. Davidson (3) 411 West Putnam Avenue Greenwich, CT 06830	19,637,446	61.5%

Southpoint Capital Advisors, LP (4) 237 Park Avenue, Suite 900 New York, NY 10017	2,018,527	6.3%

Harbert Distressed Investment Master Fund, Ltd. (5) c/o International Fund Services (Ireland) Limited 3rd Floor, Bishop Square Redmond’s Hill Dublin 2, Ireland	2,000,000	6.3%

Mike Liddell (6)	2,014,880	6.3%

Robert Brooks (7)	24,000	*

David Houston (8)	24,000	*

Mickey Liddell (9)	24,000	*

Dan Noles (10)	24,000	*

Michael G. Moore (11)	3,667	*

Joel H. McNatt (12)	4,000	*

All directors and executive officers as a group (7 individuals)	2,118,547	6.6%

*	Less than one percent

(1)	Unless otherwise indicated, each person or group has sole voting and sole dispositive power with respect to all listed shares. The address of our directors and executive officers is 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.

(2)	Beneficial ownership is determined in accordance with Securities and Exchange Commission (the “SEC”) rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are exercisable as of the First Record Date, or exercisable within 60 days of the First Record Date, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 31,946,306 shares of common stock outstanding as of the First Record Date. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options that are not exercisable as of the First Record Date or exercisable within 60 days of the First Record Date.

(3)

Includes 13,195,478 shares of common stock held by CD Holding, L.L.C. and 810,957 shares of common stock held in an IRA for Mr. Davidson. Mr. Davidson is the sole member of CD Holding, L.L.C. Mr. Davidson is the Chairman and controlling member of Wexford Management, L.L.C. In addition, the amount includes 5,631,011 shares of common stock owned by the following investment funds (the “Wexford Entities”) that are affiliated with Wexford Management: Wexford Special Situations 1996, L.P.; Wexford Special Situations 1996 Institutional, L.P.; Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Mr. Davidson disclaims beneficial ownership of the 5,631,011 shares of common stock owned by the Wexford Entities.

(4)	Based solely upon information obtained from Amendment No. 1 to Schedule 13G filed with the SEC on March 10, 2005 on behalf of Southpoint Capital Advisors LLC, a Delaware limited liability company (“Southpoint CA LLC”), Southpoint GP, LLC, a Delaware limited liability company (“Southpoint GP LLC”), Southpoint Capital Advisors LP, a Delaware limited partnership (“Southpoint Advisors”), Southpoint GP, LP (“Southpoint GP”), Robert W. Butts and John S. Clark II. Southpoint Advisors, Southpoint GP, Southpoint CA LLC, Southpoint GP LLC, Robert W. Butts and John S. Clark II have sole voting and dispositive power over 2,018,527 shares of common stock. Southpoint CA LLC is the general partner of Southpoint Advisors. Southpoint GP LLC is the general partner of Southpoint GP. Southpoint GP is the general partner of Southpoint Fund LP, a Delaware limited partnership (the “Fund”), Southpoint Qualified Fund LP, a Delaware limited partnership (the “Qualified Fund”), and Southpoint Offshore Operating Fund, LP, a Cayman Islands exempted limited partnership (the “Offshore Operating Fund”). Southpoint Offshore Fund, Ltd., a Cayman Island exempted company (the “Offshore Fund”), is also a general partner of the Offshore Operating Fund.

(5)	Based solely upon information obtained from Harbert Distressed Investment Master Fund, Ltd. (“Master Fund”) and Alpha US Sub Fund VI, LLC (“Alpha”) and Amendment No. 3 to Schedule 13G filed by the Master Fund, HMC Distressed Investment Offshore Manager, L.L.C. (“Offshore Manager”) and HMC Investors, L.L.C. (“HMC Investors”) with the SEC on July 6, 2005. The Offshore Manager and the Master Fund share voting and dispositive power over 1,955,000 shares of common stock (the “HMC Shares”) which are shown in the table as beneficially owned by the Master Fund. In addition to the HMC Shares, HMC Investors, Raymond J. Harbert, Michael D. Luce, and Philip A. Falcone may also be deemed to have shared voting and dispositive power over an additional 45,000 shares of common stock owned by Alpha (the “Alpha Shares”) which are excluded from the amount shown as beneficially owned by the Master Fund. We have been informed by the Master Fund and Alpha that each disclaims beneficial ownership of the HMC Shares and the Alpha Shares except to the extent of their actual pecuniary interest. Each of Master Fund and Alpha is or may be deemed to be an affiliate of a registered broker-dealer. Master Fund is an entity organized in the Cayman Islands. Offshore Manager is the sole investment manager of the Master Fund. HMC Investors is the managing member of the Offshore Manager. Philip A. Falcone is a member of Offshore Manager and acts as portfolio manager for the Master Fund. Alpha is a separate managed account also managed by Philip A. Falcone. Raymond J. Harbert and Michael D. Luce are members of HMC Investors

(6)	Includes 1,423,070 shares of common stock held of record by Liddell Investments, L.L.C. Mr. Liddell is the sole member of Liddell Investments, L.L.C. Includes 43,086 shares of common stock held of record by a certain family member of Mr. Liddell. Also includes 548,724 shares of common stock issuable upon the exercise of options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

(7)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

(8)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

(9)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

(10)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

(11)	Includes 3,667 shares of common stock issuable upon the exercise of stock options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

(12)	Represents 4,000 shares of common stock issuable upon the exercise of stock options that, as of the First Record Date, were exercisable or exercisable within 60 days of the First Record Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

ON THE SECOND RECORD DATE

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Second Record Date by (1) each director, (2) each named executive officer, (3) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (4) all directors and executive officers as a group.

	Beneficial Ownership (2)
Name and Address of Beneficial Owner (1)	Shares	Percentage

Charles E. Davidson (3) 411 West Putnam Avenue Greenwich, CT 06830	19,637,446	61.3%

Southpoint Capital Advisors, LP (4) 237 Park Avenue, Suite 900 New York, NY 10017	2,018,527	6.3%

Harbert Distressed Investment Master Fund, Ltd. (5) c/o International Fund Services (Ireland) Limited 3rd Floor, Bishop Square Redmond’s Hill Dublin 2, Ireland	2,000,000	6.1%

Luxor Capital Group (6) 767 Fifth Avenue, 19th Floor New York, New York 10153(6)	1,631,948	5.1%

Mike Liddell (7)	1,806,334	5.6%

Robert Brooks (8)	28,000	*

David Houston (9)	28,000	*

Mickey Liddell (10)	28,000	*

Dan Noles (11)	28,000	*

Michael G. Moore (12)	6,778	*

Joel H. McNatt (13)	8,000	*

All directors and executive officers as a group (7 individuals)	1,933,112	6.0%

*	Less than one percent

(1)	Unless otherwise indicated, each person or group has sole voting and sole dispositive power with respect to all listed shares. The address of our directors and executive officers is 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.

(2)	Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are exercisable as of the Second Record Date, or exercisable within 60 days of the Second Record Date, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 32,032,861 shares of common stock outstanding as of the Second Record Date. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options that are not exercisable as of the Second Record Date or exercisable within 60 days of the Second Record Date.

(3)	Includes 13,195,478 shares of common stock held by CD Holding, L.L.C. and 810,957 shares of common stock held in an IRA for Mr. Davidson. Mr. Davidson is the sole member of CD Holding, L.L.C. Mr. Davidson is the Chairman and controlling member of Wexford Management, L.L.C. In addition, the amount includes 5,631,011 shares of common stock owned by the following investment funds (the “Wexford Entities”) that are affiliated with Wexford Management: Wexford Special Situations 1996, L.P.; Wexford Special Situations 1996 Institutional, L.P.; Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Mr. Davidson disclaims beneficial ownership of the 5,631,011 shares of common stock owned by the Wexford Entities.

(4)	Based solely upon information obtained from Amendment No. 1 to Schedule 13G filed with the SEC on March 10, 2005 on behalf of Southpoint Capital Advisors LLC, a Delaware limited liability company (“Southpoint CA LLC”), Southpoint GP, LLC, a Delaware limited liability company (“Southpoint GP LLC”), Southpoint Capital Advisors LP, a Delaware limited partnership (“Southpoint Advisors”), Southpoint GP, LP (“Southpoint GP”), Robert W. Butts and John S. Clark II. Southpoint Advisors, Southpoint GP, Southpoint CA LLC, Southpoint GP LLC, Robert W. Butts and John S. Clark II have sole voting and dispositive power over 2,018,527 shares of common stock. Southpoint CA LLC is the general partner of Southpoint Advisors. Southpoint GP LLC is the general partner of Southpoint GP. Southpoint GP is the general partner of Southpoint Fund LP, a Delaware limited partnership (the “Fund”), Southpoint Qualified Fund LP, a Delaware limited partnership (the “Qualified Fund”), and Southpoint Offshore Operating Fund, LP, a Cayman Islands exempted limited partnership (the “Offshore Operating Fund”). Southpoint Offshore Fund, Ltd., a Cayman Island exempted company (the “Offshore Fund”), is also a general partner of the Offshore Operating Fund.

(5)	Based solely upon information obtained from Harbert Distressed Investment Master Fund, Ltd. (“Master Fund”) and Alpha US Sub Fund VI, LLC (“Alpha”) and Amendment No. 3 to Schedule 13G filed by the Master Fund, HMC Distressed Investment Offshore Manager, L.L.C. (“Offshore Manager”) and HMC Investors, L.L.C. (“HMC Investors”) with the SEC on July 6, 2005. The Offshore Manager and the Master Fund share voting and dispositive power over 1,955,000 shares of common stock (the “HMC Shares”) which are shown in the table as beneficially owned by the Master Fund. In addition to the HMC Shares, HMC Investors, Raymond J. Harbert, Michael D. Luce, and Philip A. Falcone may also be deemed to have shared voting and dispositive power over an additional 45,000 shares of common stock owned by Alpha (the “Alpha Shares”) which are excluded from the amount shown as beneficially owned by the Master Fund. We have been informed by the Master Fund and Alpha that each disclaims beneficial ownership of the HMC Shares and the Alpha Shares except to the extent of their actual pecuniary interest. Each of Master Fund and Alpha is or may be deemed to be an affiliate of a registered broker-dealer. Master Fund is an entity organized in the Cayman Islands. Offshore Manager is the sole investment manager of the Master Fund. HMC Investors is the managing member of the Offshore Manager. Philip A. Falcone is a member of Offshore Manager and acts as portfolio manager for the Master Fund. Alpha is a separate managed account also managed by Philip A. Falcone. Raymond J. Harbert and Michael D. Luce are members of HMC Investors

(6)

Based solely upon information obtained from the Schedule 13G filed by Luxor Capital Partners, LP (the “Onshore Fund”), LCG Select, LLC (“Select”), Luxor Capital Partners Offshore, Ltd. (the “Offshore Fund”), Luxor Capital Group, LP (“Luxor Capital Group”) Luxor Management, LLC. (“Luxor Management”), LCG Holdings, LLC (“LCG Holdings”) and Christian Leone (“Mr. Leone”) with the SEC on November 28, 2005. The Offshore Fund and Luxor Capital Group share voting and dispositive power over 908,305 shares of common stock which are shown in the table as beneficially owned by the Master Fund. The Onshore Fund, Select, LCG Holdings and Luxor Capital Group share voting and dispositive power over 723,643 shares of common stock which are shown in the table as beneficially owned by the Master Fund. Luxor Capital Group is the Investment Manager of the Onshore Fund, Select and the Offshore Fund. Luxor Management is the general partner of Luxor Capital Group, and Mr. Leone is the managing member of Luxor Management. LCG Holdings is the general partner of the Onshore Fund and Select, and

Mr. Leone is the managing member of LCG Holdings. The Offshore Fund is an entity organized in the Cayman Islands.

(7)	Includes 1,123,070 shares of common stock held of record by Liddell Investments, L.L.C. Mr. Liddell is the sole member of Liddell Investments, L.L.C. Includes 43,086 shares of common stock held of record by a certain family member of Mr. Liddell. Also includes 640,178 shares of common stock issuable upon the exercise of options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

(8)	Represents 28,000 shares of common stock issuable upon the exercise of stock options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

(9)	Represents 28,000 shares of common stock issuable upon the exercise of stock options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

(10)	Represents 28,000 shares of common stock issuable upon the exercise of stock options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

(11)	Represents 28,000 shares of common stock issuable upon the exercise of stock options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

(12)	Includes 6,778 shares of common stock issuable upon the exercise of stock options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

(13)	Represents 8,000 shares of common stock issuable upon the exercise of stock options that, as of the Second Record Date, were exercisable or exercisable within 60 days of the Second Record Date.

DIRECTOR COMPENSATION

Members of the Company’s board of directors who are also officers or employees of the Company do not receive compensation for their services as directors. The Company pays its non-employee directors a monthly retainer of $1,000 and a per meeting attendance fee of $500 and reimburses all ordinary and necessary expenses incurred in the conduct of the Company’s business.

EXECUTIVE COMPENSATION

The following table sets forth the compensation information earned during 2004, 2003 and 2002 by the Chief Executive Officer and by the two other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 (the “named executives”), in all capacities in which they served during that period.

		Annual Compensation (1)		All Other Compensation (2)
Name and Principal Position	Year	Salary	Bonus
Mike Liddell (3)	2004	$224,184	$29,108	$22,423
Chief Executive Officer & President	2003	218,566	24,000	19,500
	2002	200,000	24,000	19,142

Michael Moore	2004	$128,813	$17,138	$8,757
Vice President & Chief Financial Officer	2003	105,000	13,800	7,128
	2002	105,000	23,800	8,094

(1)	Amounts shown include cash and non-cash compensation earned and received by the named executives as well as amounts earned but deferred at their election. The Company provides various perquisites to certain employees, including the named executives. In each case, the aggregate value of the perquisite provided to the named executives did not exceed 10% of such named executive’s total annual salary and bonus.

(2)	Amounts for Mike Liddell include the Company’s matching 401(k) plan contributions of $15,198, $12,000, and $13,717 during 2004, 2003 and 2002 respectively and life insurance premium payments of $7,225, $7,500 and $5,425 during 2004, 2003 and 2002 respectively. Amounts for Michael Moore represent the Company’s matching 401(k) plan contributions during each of the indicated years.

(3)	Mr. Liddell resigned as Chief Executive Officer and President in December 2005, but remains Chairman of the Board and a director.

Stock Options

No options were granted to the named executive officers during 2004. The following table sets forth the number of unexercised options held by named executives as of December 31, 2004. No options were exercised by named executives in 2004, 2003 or 2002.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In the Money Options Year End
Name	Exercisable (1)	Un-exercisable	Exercisable (2)	Unexercisable
Mike Liddell	457,270	—	$576,160	—
Mike Moore	10,000	—	12,600	—

(1)	These options are exercisable at $2.00 per share.

(2)	Value for “in the money” options represents the positive spread between the exercise price of $2.00 per share and the closing price of the shares of Common Stock of $3.26 per share as reported by the NASD OTC Bulletin Board on December 30, 2004.

Employment Agreements

In June 2003, the Company renewed a five year employment agreement with its Chief Executive Officer, Mike Liddell. The employment agreement provides an annual base salary of $200,000 adjusted for cost of living increases. The employment agreement contains a change of control provision which guarantees Mr. Liddell one-year salary upon the occurrence of a change of control in the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2004, with respect to all compensation plans previously approved by the Company’s security holders which consists of the Company’s 1999 Stock Option Plan. Amounts below do not include shares issuable under the Company’s 2005 Stock Incentive Plan. The Company does not have any equity compensation plans which have not been approved by the Company’s security holders.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Far Left Column)
Equity compensation plans approved by security holders	627,337	(1)	$2.00	—	(1)
Equity compensation plans not approved by security holders	—		—	—

Total	627,337		$2.00	—

(1)	No additional securities will be issued under the Company’s 1999 Stock Option Plan other than upon the exercise of options that are outstanding.

ADOPTION OF AMENDMENT NO. 1 TO THE GULFPORT ENERGY CORPORATION

2005 STOCK INCENTIVE PLAN

The Company’s board of directors and a majority of the stockholders of the Company have approved Amendment No. 1 to the 2005 Stock Incentive Plan. The purpose of the Plan Amendment is to increase the maximum aggregate number of shares of Common Stock which may be issued upon exercise of all awards under the Plan, including incentive stock options, by 500,000 shares, such that the new maximum aggregate number of shares of Common Stock which may be issued upon exercise of all awards under the Plan, including incentive stock options, is 1,904,606, less the total number of shares underlying options granted by employees prior to the adoption of the Plan and outstanding on the effective date of the Plan under the Company’s 1999 Stock Option Plan. .

Summary of the Terms of the Plan Amendment

The following is a summary of the principal terms and provisions of the Plan Amendment. The full text of the Plan Amendment is attached to this information statement as Exhibit A. Please refer to Exhibit A for a more complete description of the terms of the Plan Amendment.

Shares Subject to the Plan. Under the Plan Amendment, the shares that may be issued pursuant to awards consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all awards under the Plan, including incentive stock options, may not exceed 1,904,606 shares, subject to certain adjustments, less 627,337 shares, the total number of shares underlying options granted to employees prior to the adoption of this Plan and outstanding on the effective date (“Prior Outstanding Options”) under the Company’s 1999 Stock Option Plan (the “1999 Plan”). No employee may be granted options covering more than 650,000 shares of Common Stock during any calendar year.

All other terms of the Plan remain unchanged.

ADOPTION OF THE CHARTER AMENDMENT

Increase in Authorized Shares of Common Stock

On November 30, 2005, the Company’s board of directors adopted resolutions approving, and as of December 22, 2005, the holders of more than a majority of the outstanding shares of Common Stock approved, the Charter Amendment increasing the total number of shares of Capital Stock that the Company is authorized to issue from 40,000,000 to 60,000,000 and increasing the maximum number of authorized shares of Common Stock from 35,000,000 shares to 55,000,000 shares. The form of the Certificate of Amendment of the Company’s Certificate of Incorporation that reflects the increases in the authorized Capital Stock and Common Stock is attached hereto as Exhibit B. The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because the holders of Common Stock do not have preemptive rights to purchase or subscribe for any new issuances of Common Stock, the authorization and subsequent issuance of additional shares of Common Stock may reduce the current Common Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.

The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company’s board of directors desires to issue additional shares of Common Stock in the future, such issuance could be made by the board of directors without the consent of the stockholders and could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Reasons for the Increase in Authorized Shares of Common Stock

As of the First Record Date, there were 35,000,000 shares authorized, with 31,946,306 shares of Common Stock issued and outstanding and 1,845,819 shares reserved for specific purposes, including issuance upon the exercise of outstanding options and warrants. As of the Second Record Dates, there were 35,000,000 shares authorized, with 32,032,861 shares of Common Stock issued and outstanding and 1,759,264 shares reserved for specific purposes, including issuance upon the exercise of outstanding options and warrants. The additional shares will provide flexibility for the Company to raise capital.

Dissenter’s Rights of Appraisal

The Company’s stockholders have no rights to appraisal of their shares of Common Stock or other rights to dissent under Delaware law or the Company’s Certificate of Incorporation or Bylaws in connection with the matters discussed in this Information Statement.

Grant of Stock Options under the 2005 Stock Incentive Plan

In 2005, the board of directors of the Company granted the following named executive officers the following number of stock options under the Plan at the exercise prices per share set forth below, which represents the closing price per share of the Company’s Common Stock on the NASD OTC Bulletin Board on the applicable grant date.

Executive Officer	Grant Date	Options	Exercise Price		Expiration Date

Mike Liddell Chairman of the Board	1/24/2005	457,270		$3.36	1/24/2015

James D. Palm Chief Executive Officer	12/1/2005	200,000		$11.20	12/1/2015

Michael G. Moore Vice President and Chief Financial Officer	1/24/2005 9/9/2005	10,000 20,000	$ $	3.36 9.07	1/24/2015 9/9/2015

Joel H. McNatt Vice President, General Counsel and Secretary	1/24/2005	20,000		$3.36	1/24/2015

Executive Group		707,270

Non-Executive Director Group	1/24/2005	80,000		$3.36	1/24/2015

Non-Executive Officer Employee group	1/24/2005	109,332		$3.36	1/24/2015
	9/9/2005	100,000		$9.07	9/9/2015

These grants were issued pursuant to standard stock option agreements under the Plan which have been attached as exhibits to a current report on Form 8-K filed by the Company with the SEC on February 18, 2005. The shares of Common Stock to be awarded under the Plan or to be issued upon the exercise of options granted under the Plan will be registered pursuant to a Registration Statement on Form S-8 filed with the SEC.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports on Forms 10-KSB and 10-QSB, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

By the Order of the Board of Directors

Joel H. McNatt

Secretary

January     , 2006

Oklahoma City, Oklahoma

EXHIBIT A

AMENDMENT NO. 1 TO 2005 STOCK INCENTIVE PLAN

Amendment No. 1 to Gulfport Energy Corporation

2005 Stock Incentive Plan

The Gulfport Energy Corporation 2005 Stock Incentive Plan is hereby amended as follows:

1.     Amendment.

Delete Section 4.1 and replace it, in its entirety, with the following:

“4.1 Share Reserve. Subject to the provisions of Section 11.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, shall not exceed One Million Nine Hundred Four Thousand Six Hundred Six (1,904,606) shares less 627,337, the total number of shares underlying options granted to Employees prior to the adoption of this Plan and outstanding on the Effective Date under the Gulfport Energy Corporation 1999 Stock Option Plan (“Prior Outstanding Options”). If, prior to the termination of the Plan, a Prior Outstanding Option shall expire, be forfeited, cancelled or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited, cancelled or terminated Prior Outstanding Options shall again be available for purposes of the Plan and the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Options. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, exceed 1,904,606 shares of Common Stock, subject to adjustment in accordance with Section 11.1 hereof. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.”

2.     Execution. To record the adoption of the Amendment by the Board, the Company has caused its authorized officer to execute the Amendment as of the date specified below.

[Signature Page Follows]

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IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused Amendment No. 1 to the Gulfport Energy Corporation 2005 Stock Incentive Plan to be executed effective as of the 9th day of September, 2005.

Gulfport Energy Corporation

By:	/s/ Mike Liddell
Mike Liddell Chief Executive Officer

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EXHIBIT B

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

GULFPORT ENERGY CORPORATION

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

GULFPORT ENERGY CORPORATION

GULFPORT ENERGY CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the corporation is Gulfport Energy Corporation. The Corporation was originally incorporated under the name “WRT Energy Corporation” and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on June 20, 1997. A Restated Certificate of Incorporation amending the original Certificate of Incorporation to opt the Corporation out of Section 203 of the Delaware General Corporation Law was filed with the Secretary of State of the State of Delaware on July 11, 1997. A certificate of amendment changing the Corporation’s name to “Gulfport Energy Corporation” was filed with the Secretary of State of the State of Delaware on March 30, 1998.

SECOND: The first paragraph of Article IV of the Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

The Corporation is hereby authorized to issue a total of sixty million (60,000,000) shares of capital stock which shall be subdivided into classes as follows:

THIRD: The first sentence of subparagraph (a) of Article IV is hereby amended and restated in its entirety to read as follows:

Fifty-five million (55,000,000) shares of the Corporation’s capital stock shall be denominated as Common Stock, have a par value of $0.01 per share, and have the rights, powers and preferences set forth in this paragraph.

FOURTH: The foregoing amendments were duly adopted by the board of directors of the Corporation by resolutions adopted by unanimous written consent dated as of November     , 2005 in accordance with the provisions of Sections 141(f) of the General Corporation Law of the State of Delaware.

FIFTH: In lieu of a meeting and vote of stockholders, the holders of a majority of the issued and outstanding Common Stock of the Corporation have given their written consent to the foregoing amendments in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

SIXTH: The foregoing amendments were duly adopted in accordance with the applicable provisions of Section 242(b) of the General Corporation Law of the State of Delaware

[signature page follows]

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IN WITNESS WHEREOF, Gulfport Energy Corporation has caused this certificate to be executed by Mike Liddell, its Chief Executive Officer and duly authorized officer, as of                         , 2005.

GULFPORT ENERGY CORPORATION

By:
Mike Liddell Chief Executive Officer

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